Exhibit 10.3

[PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

CREDIT AGREEMENT

dated as of April 1, 2014

between

DTE ENERGY TRADING, INC.

and

SUMMER ENERGY, LLC

[PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

TABLE OF CONTENTS*

Page
ARTICLE I GENERAL DEFINITIONS
Section 1.1                      Definitions
Section 1.2                      Accounting Terms and Determinations

ARTICLE II THE CREDITS
Section 2.1                      Commodity Loans.
Section 2.2                      Notice of Borrowing
Section 2.3                      No Note
Section 2.4                      Request for Credit Guaranty
Section 2.5                      Interest Rates
Section 2.6                      Repayment of Loans
Section 2.7                      Optional Prepayments
Section 2.8                      General Provisions as to Payments
Section 2.9                      Computation of Interest and Fee

ARTICLE III CONDITIONS TO COMMODITY LOANS
Section 3.1                      Commodity Loans
Section 3.2                      First Commodity Loan or Credit Guaranty
Section 3.3                      Working Capital Restriction

ARTICLE IV REPRESENTATIONS AND WARRANTIES
Section 4.1                      Corporate Existence and Power
Section 4.2                      Corporate and Governmental Authorization; Contravention
Section 4.3                      Binding Effect
Section 4.4                      Financial Information.
Section 4.5                      Litigation
Section 4.6                      Marketable Title
Section 4.7                      Filings
Section 4.8                      Taxes
Section 4.9                      Compliance with Laws.
Section 4.10                      Public Utility Holding Company Act
Section 4.11                      Disclosure

ARTICLE V AFFIRMATIVE COVENANTS
Section 5.1                      Information
Section 5.2                      Payment of Obligations
Section 5.3                      Maintenance of Property; Insurance.
1 1 3 3 3 3 4 4 4 4 4 5 5 5 5 5 7 7 7 7 8 8 8 8 8 8 9 9 9 9 9 9 10

*The Table of Contents is not a part of the Credit Agreement.

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Section 5.4 Conduct of Business and Maintenance of Existence
Section 5.5 Compliance with Laws
Section 5.6 Reduction of Need for Commodity Loans
Section 5.7 Accounting; Inspection of Property, Books and Records

ARTICLE VI NEGATIVE COVENANTS
Section 6.1 Certain Definitions
Section 6.2 Debt
Section 6.3 Restriction on Liens
Section 6.4 Consolidations, Mergers and Sales of Assets
Section 6.5 Transactions with Affiliates
Section 6.6 Restricted Payments
Section 6.7 Investments
Section 6.8 Transactions with Other Persons
Section 6.9 Use of Proceeds
Section 6.10 Independence of Covenants

ARTICLE VII DEFAULTS
Section 7.1 Events of Default
Section 7.2 Remedies

ARTICLE VIII MISCELLANEOUS
Section 8.1 Notices
Section 8.2 No Waivers
Section 8.3 Expenses
Section 8.4 Amendments and Waivers
Section 8.5 Successors and Assigns
Section 8.6 Governing Law
Section 8.7 Counterparts; Effectiveness
Section 8.8 Entire Agreement

Exhibit A – Membership Interest Pledge Agreement
10 10 10 10 10 11 11 11 12 12 13 13 13 13 13 14 14 15 16 16 16 16 16 16 16 17 17

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THIS CREDIT AGREEMENT (as amended, supplemented or modified from time to time, this “Agreement”) is dated as of April 1, 2014 and is between DTE ENERGY TRADING, INC., a Michigan corporation (the “Provider”), and SUMMER ENERGY, LLC, a Texas limited liability company (the “Client”).

RECITALS

1.           Pursuant to the Energy Marketing Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the “Base Agreement”) between the Provider and the Client, the Provider agreed to sell to the Client and the Client agreed to purchase from Provider all of Client’s requirements for Full Requirements Service upon the terms and conditions set forth therein.

2.           As provided in the Base Agreement, the Provider also agreed to provide to the Client certain credit to assist the Client in its purchase of Full Requirements Service from the Provider and in its sale of Full Requirements Service to Customers.

3.           This Agreement sets forth the terms and conditions under which the Provider will provide such credit facility to the Client.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
GENERAL DEFINITIONS

Section 1.1                      Definitions

Unless otherwise defined herein, all capitalized terms used in this Agreement which are defined in the Base Agreement shall have the respective meanings set forth in the Base Agreement.  In addition, the following terms, as used herein, have the following meanings:

“Affiliate” means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Client (a “Controlling Person”) or (ii) any Person (other than the Client) which is controlled by or is under common control with a Controlling Person.  As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Base Agreement Termination Date” means the date on which the term of the Base Agreement expires or is otherwise terminated, whichever occurs first.

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“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the State of Michigan are authorized by law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the property which is subject or is to be subject to the Liens granted by the Collateral Documents.

“Collateral Documents” means the Security Agreement, the Pledge Agreement and all other documents delivered or to be delivered pursuant thereto.

“Commodity Loan” means any of the loans made by the Provider to the Client pursuant to Section 2.1.

“Credit Documents” means this Agreement, the Collateral Documents, and all other agreements and documents executed in connection with any of the transactions contemplated in this Agreement and the Base Agreement.

“Credit Guaranty” means a guaranty agreement provided by DTE Energy Company or other guarantor to ERCOT for the benefit of Client; provided however, that any obligations under such guaranty agreement may be up to but shall not exceed XXXXX.

“Debt” has the meaning set forth in Section 6.1.

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means the rate of interest equal to nine percent (9%) plus the Prime Rate.

“Effective Date” means the date of this Agreement.

“Event of Default” has the meaning set forth in Section 7.1.

“GAAP” means generally accepted accounting principles in the United States.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.  For the purposes of this Agreement, the Client shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION. XXXXX INDICATES REDACTED LANGUAGE.

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“Permitted Liens” means the Liens referred to in clauses (i) through (vii) of Section 6.3.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pledge Agreement” means the Membership Interest Pledge Agreement dated as of the date hereof between the Pledgor and the Provider, substantially in the form of Exhibit A hereto, as the same may be amended, supplemented or modified from time to time.

“Pledgor” means Summer Holdings, Inc.

“Prime Rate” means the prime rate of interest reported for large U.S. money center commercial banks as published under “Money Rates” by The Wall Street Journal (Eastern Edition).  Any change in the Prime Rate shall take effect on the opening of business on the day specified in the announcement of such change.

“Security Agreement” means the Security Agreement dated as of the date hereof between the Client and the Provider, substantially in the form of Exhibit 6 to the Base Agreement, as may be amended, supplemented or modified from time to time.

Section 1.2                      Accounting Terms and Determinations

Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Client’s independent public accountants) with the most recent audited financial statements of the Client delivered to the Provider.

ARTICLE II
THE CREDITS

Section 2.1                      Commodity Loans.

If Client has accrued insufficient cash to satisfy its invoice from Provider for Full Requirements Service, Provider will extend additional credit to Client for the period set forth in Section 2.5 of this Agreement for Full Requirements Service sold to Client pursuant to the Base Agreement, the amount of each such extension of credit shall constitute a “Commodity Loan” under this Agreement, which Commodity Loan shall be deemed to have been made on the original invoice due date as set forth in the ISDA Master Agreement for such Full Requirements Services provided to Client.

Section 2.2                      Notice of Borrowing

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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If the Client desires the Provider to extend a Commodity Loan in accordance with this Agreement, the Client will give the Provider a notice of borrowing not less than three (3) Business Days in advance of the date of each requested borrowing hereunder, specifying the date on which it proposes to borrow (which shall be the Business Day in which a Provider invoice is due) and the amount of the Commodity Loan proposed to be borrowed, which amount will not exceed the amount for the Full Requirements Service provided by Provider for the applicable billing period.  Not later than 2:00 P.M. (Eastern Time) one Business Day prior to the date Payment is due for Provider’s invoice to Client, the Provider will (unless it determines that any applicable condition specified in the Base Agreement has not been satisfied) make a Commodity Loan to Client.

Section 2.3                      No Note

The Commodity Loans shall not be evidenced by a note, it being the intention that the records of the Provider with respect to the transaction giving rise to the Commodity Loan shall be conclusive and binding as to the amount, term and due date of each Commodity Loan.

Section 2.4

If the Client desires the Provider to provide a Credit Guaranty, the Client shall give the Provider a written request for Credit Guaranty not less than five (5) days in advance of the date on which the Credit Guaranty is needed, specifying such date (which shall be a Business Day) and the amount of the Credit Guaranty requested.  If the Provider agrees to provide the requested Credit Guaranty, then, not later than 2:00 P.M. (Eastern Time) on the date so specified, the Provider shall (unless it determines that any applicable condition specified in this Agreement has not been satisfied) provide a Credit Guaranty.

Section 2.5                      Interest Rates

Each Commodity Loan and any Credit Guaranty shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made or Credit Guaranty is issued until it becomes due or is revoked, respectively, at a rate per annum equal to the Prime Rate plus two percent (2%).

Any overdue principal of and, to the extent permitted by law, overdue interest on any Commodity Loan and/or Credit Guaranty shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

Section 2.6                      Repayment of Loans

The principal of and interest on the Commodity Loans and interest on any Credit Guaranty shall be payable by the Client as follows:

(i)           The entire principal amount of each Commodity Loan and all accrued and unpaid interest thereon shall be due and payable no later than twenty (20) days from the

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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date that Provider has extended the due date for such payment of the Full Requirements Service, the sale of which formed the basis for the Commodity Loan.

(ii)           All accrued and unpaid interest on a Credit Guaranty shall be due and payable on a monthly basis.

(iii)           Interest shall accrue on a daily basis and shall be invoiced on a monthly basis.  All amounts received by Provider from Client in payment in respect of a Commodity Loan shall first be applied to interest and then applied to principal.

Section 2.7                      Optional Prepayments

The Client may prepay a Commodity Loan in whole or in part at any time, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

Section 2.8                      General Provisions as to Payments

The Client shall make each payment of principal of, and interest on, the Commodity Loans not later than 11:00 A.M. (Eastern Time) on the date when due, in Federal funds immediately available to the Provider at its address referred to on the cover page of the ISDA Master Agreement; provided, however, that if Provider has control of the funds to be used for such payment, Provider may transfer such funds to a different deposit account or account for such funds in any manner it deems appropriate to satisfy Client’s Payment Obligations.  Whenever any payment of principal of, or interest on, the Commodity Loans shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.  If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

Section 2.9                      Computation of Interest and Fee

Interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed.

ARTICLE III
CONDITIONS TO COMMODITY LOANS

The Commodity Loans that Provider extends to Client, are subject to the satisfaction of the following conditions:

Section 3.1                      Commodity Loans

In the case of each Commodity Loan and a Credit Guaranty:

(i)           receipt by the Provider of a notice of borrowing as required by Section 2.2 and 2.4;

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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(ii)           the fact that no Event of Default has occurred and is continuing or would result from such Commodity Loan;

(iii)           the fact that the representations and warranties of the Client contained in this Agreement, the Base Agreement and in the other Credit Documents shall be true on and as of the date of such Commodity Loan.

Each borrowing hereunder shall be deemed to be a representation and warranty by the Client on the date thereof that the facts hereinabove set forth in clauses (ii) and (iii) of this Section are true as of such date.

Section 3.2                      First Commodity Loan or Credit Guaranty

In the case of the first Commodity Loan or Credit Guaranty:

(i)           all legal matters incident to this Agreement, the other Credit Documents and the transactions contemplated hereby and thereby shall be reasonably satisfactory to counsel for the Provider;

(ii)           receipt by the Provider of (A) a copy of the Client’s articles of formation, as amended, certified by the Secretary of State or other appropriate office in which the Client is formed; (B) a certificate of such office, dated as of a recent date, as to the good standing and charter documents of the Client on file; and (C) a certificate of the Secretary or an Assistant Secretary of the Client dated the date of such Commodity Loan or Credit Guaranty and certifying (1) that the certificate of formation of the Client has not been amended since the date of the last amendment thereto indicated on the certificate furnished pursuant to clause (B) above, (2) as to the absence of dissolution or liquidation proceedings by or against the Client, (3) that attached thereto is a true and complete copy of the by-laws of the Client as in effect on the date of such certification, (4) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of the Client authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which the Client is a party and that said resolutions have not been amended and are in full force and effect on the date of such certificate and (5) as to the incumbency and specimen signatures of each officer of the Client executing this Agreement and the other Credit Documents to which it is a party, or any other document delivered in connection herewith or therewith;

(iii)           receipt by the Provider of executed copies of the Collateral Documents granting to the Provider a first Lien in all the Collateral described therein;

(iv)           receipt by the Provider of an opinion of counsel for the Client, covering such matters relating to the transactions contemplated hereby as the Provider may reasonably request;

(v)           each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or reasonably requested by the Provider to be

(vi)           filed, registered or recorded in order to create in favor of the Provider a perfected first priority security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Provider shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation;

(vii)           receipt by the Provider of certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports from an independent search service satisfactory to the Provider, listing the financing statements referred to in clause (v) above and all other effective financing statements that name the Client (under its present name and any previous names) as debtor and that are filed in the jurisdictions referred to in clause (v) above, together with copies of such other financing statements (none of which shall cover the Collateral, except as otherwise disclosed in writing to, and accepted by, the Provider);

(viii)           receipt by the Provider of any and all landlord’s waivers Provider may deem necessary and evidence of the completion of all recordings and filings of the Collateral Documents as may be necessary or, in the opinion of the Provider, desirable to perfect the Liens created by the Collateral Documents;

(ix)           receipt by the Provider of evidence of the insurance required by the Base Agreement or any of the Credit Documents; and

(x)           receipt by the Provider of all documents it may reasonably request relating to the existence of the Client and its corporate authority to execute, deliver and perform this Agreement and the other Credit Documents and the validity of this Agreement and the other Credit Documents and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Provider.

All documents and opinions referred to in this Article shall be in form and substance satisfactory to the Provider and its counsel.

Section 3.3                      Working Capital Restriction

For any period commencing after the Effective Date, Client will not carry a Commodity Loan balance of greater than XXXXX (“Credit Limit”) and Provider will not be obligated to extend Client Commodity Loans beyond the Credit Limit.

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION. XXXXX INDICATES REDACTED LANGUAGE.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

The Client represents and warrants that:

Section 4.1                      Corporate Existence and Power

The Client is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now and will be conducted.  The Client is duly qualified as a foreign limited liability company, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of the Client.

Section 4.2                      Corporate and Governmental Authorization; Contravention

The execution, delivery and performance by the Client of this Agreement and the other Credit Documents to which it is a party are within its corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of the articles of formation or by-laws of the Client or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Client or result in the creation or imposition of any Lien (other than the Lien of the Collateral Documents) on any of its assets.

Section 4.3                      Binding Effect

This Agreement constitutes a valid and binding agreement of the Client except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

Section 4.4                      Financial Information.

(a)           The balance sheet of the Client as of March 1, 2014 and the related statements of operations for the fiscal year then ended, copies of which have been delivered to the Provider, fairly present, in conformity with GAAP, the financial position of the Client as of such date and its results of operations and cash flows for such fiscal year.  As of the date of such financial statements, the Client did not have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto.

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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(b)           The unaudited balance sheet of the Client as of January 1, 2014 and the related unaudited statements of operations for the three (3) months then ended, copies of which have been delivered to the Provider, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in subparagraph (a) of this Section, the financial position of the Client as of such date and its results of operations and changes in financial position for such three-month period (subject to normal year-end adjustments).]

(c)           Since July 1, 2013 there has been no material adverse change in the business, financial position, results of operations or prospects of the Client.

Section 4.5                      Litigation

There is no action, suit or proceeding pending against, or to the knowledge of the Client threatened against or affecting, the Client before any court, governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Client or which in any manner draws into question the validity of this Agreement or any of the other Credit Document and there is no basis known to the Client for any such action, suit or proceeding.

Section 4.6                      Marketable Title

The Client has good and marketable title to all its properties and assets subject to no Lien, except Permitted Liens.

Section 4.7                      Filings

All actions by or in respect of, and all filing with, any governmental body, agency or official required in connection with the execution, delivery and performance of this Agreement and the other Credit Documents, or necessary for the validity or enforceability thereof or for the protection or perfection of the rights and interests of the Provider thereunder, will, prior to the date of delivery thereof, have been duly taken or made, as the case may be, and will at all times thereafter remain in full force and effect.

Section 4.8                      Taxes

United States Federal income tax returns of the Client have been examined and closed through the fiscal year ended 2014.  The Client has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Client.  The charges, accruals and reserves on the books of the Client in respect of taxes or other governmental charges are, in the opinion of the Client, adequate.

Section 4.9                      Compliance with Laws.

The Client is in material compliance with all applicable laws, rules, regulations and orders of all governmental authorities, agencies and officials having jurisdiction over the Client, its assets and its business.

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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Section 4.10                      Public Utility Holding Company Act

The Client is not a public-utility company within the meaning of the Public Utility Holding Company Act of 1935, as amended, and is engaged solely in the aggregation and marketing of Full Requirements Service in the United States or other activities in which energy-related companies are permitted to engage pursuant to 17 CFR §250.58.

Section 4.11                      Disclosure

None of this Agreement, any of the other Credit Documents, any schedule or exhibit thereto or document, certificate, report, statement or other information furnished to the Provider in connection herewith or therewith or with the consummation of the transactions contemplated hereby or thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.  There is no fact materially adversely affecting the assets, business, financial position, results of operations or prospects of the Client which has not been set forth in a footnote included in the financial statements referred to in Section 4.4 or in an exhibit or schedule thereto.

ARTICLE V
AFFIRMATIVE COVENANTS

The Client agrees that so long as Client has Payment Obligations to Provider and/or the Base Agreement is in effect:

Section 5.1                      Information

The Client will deliver or cause to be delivered to the Provider all of the information required to be delivered under Article 6 of the Base Agreement.

Section 5.2                      Payment of Obligations

The Client will pay and discharge, as the same shall become due and payable, (i) all its obligations and liabilities, including all claims or demands of material men, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of its property or assets, and (ii) all lawful taxes, assessments and charges or levies made upon it or its property or assets, by any governmental body, agency or official except where any of the items in clause (i) or (ii) of this Section may be diligently contested in good faith by appropriate proceedings, and the Client shall have set aside on its books, if required under GAAP, appropriate reserves for the accrual of any such items.

Section 5.3                      Maintenance of Property; Insurance.

(a)           The Client will keep all property useful and necessary in its business in good working order and condition, subject to ordinary wear and tear; will maintain (either in the name of the Client or in the name of the Provider if required by the Security Agreement) with

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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financially sound and reputable insurance companies, insurance on all its properties in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against by companies engaged in the same or a similar business; and will furnish to the Provider upon request full information as to the insurance carried.

(b)           In addition to the general requirements of subparagraph (a), the Client will keep the Collateral in such condition and will maintain in effect such insurance on the Collateral as is required by the terms of the Base Agreement and the Collateral Documents.

Section 5.4                      Conduct of Business and Maintenance of Existence

The Client will continue to engage in business of the same general type as now conducted by the Client and any of its affiliates, if any, and will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of business.

Section 5.5                      Compliance with Laws

The Client will comply with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

Section 5.6                      Reduction of Need for Commodity Loans  The Client shall use commercially reasonable efforts to modify, optimize and improve its business practices in order to realize and recognize efficiency gains, resulting in reduction and/or elimination of the need for the Commodity Loans.

Section 5.7                      Accounting; Inspection of Property, Books and Records

The Client will keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities, will maintain its fiscal reporting periods on the present basis and will permit representatives of the Provider to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

ARTICLE VI
NEGATIVE COVENANTS

The Client agrees that so long as the Provider obligated to extend Commodity Loans or any Credit Guaranty hereunder or any amount remains unpaid hereunder or under the Base Agreement or any Credit Document:

Section 6.1                      Certain Definitions

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION.  XXXXX INDICATES REDACTED LANGUAGE.

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As used in this Article VI and hereafter in this Agreement, the following terms have the following meanings:

“Capital Lease” means a lease that should be capitalized on the balance sheet of the lessee prepared in accordance with GAAP.

“Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (iv) all obligations of such Person as lessee under Capital Leases, (v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reimburse Provider or any other person in respect of amounts paid under a letter of credit or similar instrument, (vii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person and (viii) all obligations of others Guaranteed by such Person.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.  The term “Guarantee” used as a verb has a corresponding meaning.

Section 6.2                      Debt

The Client will not incur or at any time be liable with respect to any Debt except (i) Debt outstanding under this Agreement and the other Credit Documents and (ii) Debt secured by a Lien pursuant to Section 6.3(iii).

Section 6.3                      Restriction on Liens

The Client will not at any time create, assume or suffer to exist any Lien on any property or asset now owned or hereafter acquired by it or assign or subordinate any present or future right to receive assets except:

(i)           Liens existing on the date of this Agreement not exceeding $0;

(ii)           any Liens created by the Collateral Documents;

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(iii)           any purchase money security interest on any capital asset of the Client if such purchase money security interest attaches to such capital asset concurrently with the acquisition thereof and if the Debt secured by such purchase money security interest does not exceed the lesser of the cost or fair market value as of the time of acquisition of the asset covered thereby to the Client; provided, that the aggregate amount of Debt secured by all such Liens does not exceed five thousand dollars ($5,000) in the aggregate at any one time outstanding and provided, that no such purchase money security interest shall extend to or cover any property or asset of the Client other than the related asset;

(iv)           Liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons; provided (A) with respect to Liens securing state and local taxes, such taxes are not yet payable, (B) with respect to Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and the like, such Liens are unfiled and no other action has been taken to enforce the same, or (C) with respect to taxes, assessments or governmental charges or levies or claims or demands secured by such Liens, payment of which is not at the time required by Section 5.2;

(v)           Liens not securing Debt which are incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance, social security and other like laws;

(vi)           any Lien arising pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings; and

(vii)           zoning restrictions, easements, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title which do not materially impair the use of any property in the operation or business of the Client or the value of such property for the purpose of such business.

Section 6.4                      Consolidations, Mergers and Sales of Assets

The Client will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or any substantial part of its assets to any other Person.

Section 6.5                      Transactions with Affiliates

The Client will not, directly or indirectly, pay any funds to or for the account of, make any investment in, engage in any transaction with or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate of the Client, except that the Client may make payment or provide compensation (including without limitation the establishment of customary employee benefit plans) for personal services rendered by employees and other

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Persons on terms fair and reasonable in light of the circumstances under which such services were or are to be rendered.

Nothing in this Section shall prohibit the Client from making sales to or purchases from any Affiliate and, in connection therewith, extending credit or making payments, or from making payments for services rendered by any Affiliate, if such sales or purchases are made or such services are rendered in the ordinary course of business and on terms and conditions at least as favorable to the Client as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate, or prohibit the Client from participating in, or effecting any transaction in connection with, any joint enterprise or other joint arrangement with any Affiliate if the Client participates in the ordinary course of its business and on a basis no less advantageous than on the basis on which such Affiliate participates.

Section 6.6                      Restricted Payments

The Client will not (i) declare or pay any dividend or other distribution on any shares of the Client’s capital interest, (except dividends payable solely in shares of its capital interest), (ii) make any payment on account of the purchase, redemption, retirement or acquisition of (A) any shares of the Client’s capital interest (except shares acquired upon the conversion thereof into other shares of its capital interest) or (B) any option, warrant or other right to acquire shares of the Client’s capital interest.

Section 6.7                      Investments

The Client will not make or acquire any investment in any Person (whether by share purchase, capital contribution, loan, time deposit or otherwise) other than (i) in direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) in commercial paper rated in the highest grade by a nationally recognized credit rating agency, (iii) in time deposits with, including certificates of deposit issued by, any office located in the United States of any Provider or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $200,000,000, provided in each case that such investment matures within one year from the date of acquisition thereof by the Client and (iv) loans and advances to employees for travel in the ordinary course of business and in an amount consistent with past practice.

Section 6.8                      Transactions with Other Persons

The Client shall not enter into any agreement with any Person whereby any of them shall agree to any restriction on the Client’s right to amend or waive any of the provisions of this Agreement.

Section 6.9                      Use of Proceeds

The extension of Commodity Loans and any Credit Guaranty will be used by the Client solely for the purposes provided in this Agreement.  Client shall not request a Commodity Loan or

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Credit Guaranty in order to defer cash liquidity to other commitments or potential commitments of Client, including without limitation, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any “margin stock” within the meaning of Regulation U promulgated by the Federal Reserve Board.

Section 6.10                      Independence of Covenants

All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

ARTICLE VII
DEFAULTS

Section 7.1                      Events of Default

The occurrence of any one or more of the following events shall be an Event of Default under this Agreement:

(i)           the Client shall fail to pay when due (a) any principal of or interest on any Commodity Loan or interest on any Credit Guaranty;

(ii)           the Client shall fail to observe or perform any covenant contained in Article V or in Article VI;

(iii)           the Client shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clauses (i) or (ii) above) for 30 days after written notice thereof has been given to the Client by the Provider;

(iv)           any representation, warranty, certification or statement made by the Client in this Agreement or any other Credit Document to which it is a party or by the Pledgor in the Pledge Agreement to which it is a party or by the Client or Pledgor in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made;

(v)           the Client or the Pledgor shall fail to make any payment in respect of any Debt exceeding five thousand dollars ($5,000) individually or in the aggregate for all such Debt when due and after the lapse of any applicable grace period;

(vi)           any event or condition shall occur which results in the acceleration of the maturity of any Debt of the Client or the Pledgor or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder’s behalf to accelerate the maturity thereof;

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(vii)           the Client or the Pledgor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(viii)           an involuntary case or other proceeding shall be commenced against the Client or the Pledgor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Client or the Pledgor under the federal bankruptcy laws as now or hereafter in effect;

(ix)           one or more judgments or orders for the payment of money in excess of fifty thousand dollars ($50,000) shall be rendered against the Client and such judgment or order shall continue unsatisfied for a period of 21 days during which execution shall not be effectively stayed;

(x)           (A) any Collateral Document shall cease for any reason to be in full force and effect or shall cease to be effective to grant a perfected security interest in the Collateral with the priority stated to be created thereby or such security interest shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of such security interest or any Collateral Document shall be contested by the Client or the Pledgor, or the Client or the Pledgor shall deny that it has any further liability or obligation under a Collateral Document to which it is a party, or the Client or the Pledgor shall fail to perform any of its obligations under the Collateral Documents, or (B) any creditor of the Client or the Pledgor (other than a creditor having a purchase money security interest permitted by Section 6.3(iii) and then solely with respect to the related asset) shall obtain possession of any of the Collateral by any means, including, without limitation, levy, distraint, replevin or self-help, or any such creditor shall establish or obtain any right in the Collateral which is equal to or senior to the security interests of the Provider in such Collateral; or

(xi)           the occurrence of an “Event of Default” under the Base Agreement with respect to the Client.

Section 7.2                      Remedies

Upon the occurrence of an Event of Default, and in every such event, the Provider, at its option, may exercise any one or more of the following remedies:

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(i)           By notice to the Client declare the Commodity Loan(s) and/or any Credit Guaranty (together with accrued interest thereon) to be, and the Commodity Loan(s) and any Credit Guaranty shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Client;

(ii)           Exercise any other right or remedy available under this Agreement, the Collateral Documents, the Base Agreement or any other Credit Document or otherwise available at law or in equity; and

(iii)           By notice to the Client terminate the commitment to make Commodity Loans.

Notwithstanding anything contained herein to the contrary, in the case of any of the Events of Default specified in Section 7.1(vii) or (viii) above, without any notice to the Client or any other act by the Provider, amounts due under the Credit Documents shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Client.

ARTICLE VII
MISCELLANEOUS

Section 8.1                      Notices

All notices, requests and other communications to a party hereunder shall be in writing and shall be given to such party at its address set forth on the cover page of the Base Agreement, Exhibit 8 of the Base Agreement or such other address as such party may hereafter specify for the purpose by notice to the other, as applicable.  Each such notice, request or other communication shall be effective (i) if given by mail, 48 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Provider under Section 2.1 shall not be effective until received.

Section 8.2                      No Waivers

No failure or delay by the Provider in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 8.3                      Expenses

The Client shall pay (i) all out-of-pocket expenses of the Provider, including the reasonable fees and disbursements of special counsel for the Provider, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or

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any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Provider, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom.  The Client shall indemnify the Provider against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement.

Section 8.4                      Amendments and Waivers

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Client and the Provider.

Section 8.5                      Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Client may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Provider.

Section 8.6                      Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise provided herein.

Section 8.7                      Counterparts; Effectiveness

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when the Provider shall have received counterparts hereof signed by both parties.

Section 8.8                      Entire Agreement

This Agreement, the Collateral Documents and the other Credit Documents set forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all previous understandings, written or oral, in respect thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUMMER ENERGY, LLC

By: /s/ Neil Leibman
Title: CEO-Summer Energy

DTE ENERGY TRADING, INC.

By: /s/ Michael Hunt
Title: President

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EXHIBIT A

FORM OF MEMBERSHIP INTEREST PLEDGE AGREEMENT

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